UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40, avenue Monterey

L-2163 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the separation of Altisource Portfolio Solutions S.A. and its subsidiaries (“Altisource”) from Ocwen Financial Corporation (“Ocwen”) in August, 2009, Altisource and Ocwen entered into agreements whereby Altisource would provide certain corporate services to Ocwen including, amongst others, technology infrastructure (“TI”) services.  While most of these corporate services have been transitioned from Altisource to Ocwen, Altisource continues to provide TI and facilities management services to Ocwen.  Ocwen pays Altisource support fees for these corporate services primarily on a cost-plus basis and in some cases on a cost reimbursement basis with no margin.

Altisource and Ocwen have been planning a coordinated separation and transition of the TI services to Ocwen.  The TI services include data center management, network management, end-user computing services, e-mail services and help desk services, amongst others.  Altisource anticipates that this transition will be complete by the middle of 2016.  The change does not impact Altisource’s delivery of its REALSuite hosted application services to Ocwen including REALServicing.

For the full year 2015, we anticipate that the TI services provided to Ocwen will generate approximately $35 million in service revenue and approximately $4 million in pre-tax income.  We believe that the 2015 adjusted pre-tax income of $136 million at the midpoint of our scenarios is reasonable, excluding one-time gains recognized in the second quarter.  While still preliminary, we also believe that our 2016 adjusted pre-tax income will be the same or stronger than the midpoint of our 2015 scenarios.

Forward-Looking Statements

This SEC Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations.  Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management.  Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected.  Altisource undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise.  The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: Altisource’s ability to retain existing customers and attract new customers; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of Altisource’s Form 10-K and other filings with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2015

Altisource Portfolio Solutions S.A.

By:	/s/ Kevin J. Wilcox
Name:	Kevin J. Wilcox
Title:	Chief Administration Officer

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